Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as June 22, 2018, by and between the undersigned holder (the “Holder”), and Cool Holdings, Inc., a Maryland corporation (the “Company”).

RECITALS

WHEREAS, the Holder is the beneficial owner of one or more promissory notes, as further described on Exhibit A attached hereto (collectively, the “Notes”); and

Whereas, the maker of the Notes is a direct or indirect wholly-owned subsidiary of the Company; and

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to exchange the principal amount of the Notes, plus any accrued interest, calculated as of the Closing Date (as defined below) (the “Exchange Notes”), for units of securities of the Company (“Exchange Units”), calculated as of the Closing Date, at an exchange rate per Exchange Unit as set forth in the Holder Profile attached hereto as Exhibit B (the “Holder Profile”).  Each Exchange Unit will be comprised of (a) one share of common stock of the Company, par value $0.001 (the “Exchange Common Shares”), or one share of 0% Series A Convertible Preferred Stock, par value $0.001 per shares (the “Exchange Preferred Shares” and, together with the Exchange Common Shares, the “Exchange Shares”) and (b) a warrant, in the form attached hereto as Exhibit C, which would permit the Holder to purchase up to 100% of the number of Common Exchange Shares, at an exercise price as set forth in the Holder Profile (the “Exchange Warrants”); and

WHEREAS, the offering and exchange of the Exchange Units to be issued is intended to be exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Exchange

Section 1.01Exchange.  Upon the terms and subject to the conditions of this Agreement, the Holder and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Exchange Notes for the Exchange Units without the payment of any additional consideration. At the Closing (as defined below), the following transactions shall occur (collectively, the “Exchange”):

(a)

The Holder shall surrender the original Exchange Notes for cancellation, or, in the event the original Exchange Notes are lost, stolen or missing, shall deliver an affidavit of loss, in the manner and place designated by the Company. Upon cancellation of the Exchange Notes, the Holder hereby releases all claims arising out of or related to the Exchange Notes, including, but not limited to, any accrued and unpaid interest payable with respect to the Exchange Notes.

(b)

The Company shall issue to the Holder the Exchange Units.  No factional Exchange Units will be issued.  Instead, the number of Exchange Units to be issued to the Holder will be the number of Exchange Units as would otherwise be issued pursuant to the Exchange rounded down to the next lowest whole number. The issuance of the Exchange Units to the Holder will be made without registration of the offering and exchange of the Exchange

Units under the Securities Act, in reliance upon the exemption therefrom provided by Section 3(a)(9) of the Securities Act and in reliance on similar exemptions under state securities or Blue Sky laws.

Section 1.02Closing.  The closing of the Exchange (the “Closing”) will take place at the offices of Perkins Coie LLP, 1888 Century Park East, Suite 1700, Los Angeles, CA 90067-1721, or such other location as may be agreed upon by the parties, on the date determined by the Company (the “Closing Date”). The parties shall exchange closing deliverables as follows:

(a)	At or prior to the Closing, each party shall execute this Agreement and deliver the same to the other;
(b)

At or prior to the Closing, the Holder shall deliver the Exchange Notes or an affidavit of loss, in a form approved by the company, as applicable, to the Company at the address listed in Section 4.11, or to such other person or place designated by the Company;

(c)	At or prior to the Closing, the Company shall cancel the Exchange Notes;
(d)	At or prior to the Closing, the Company shall provide notice to the Holder of the number of Exchange Units to be issued pursuant to this Agreement;
(e)

At the Closing, the Company shall instruct Computershare Trust Company, N.A. to electronically issue the Exchange Common Shares, in book-entry form, to the Holder or, if the Holder so instructs in advance of the Closing Date, its designee;

(f)	If applicable, at the Closing, the Company shall issue and deliver certificates evidencing the Exchange Preferred Shares to the Holder;
(g)	At the Closing, the Company shall issue and deliver the Exchange Warrants to the Holder; and

Notwithstanding anything contained herein to the contrary, the Holder agrees that it is irrevocably committed to the Exchange and is bound by this Agreement upon acceptance hereof by the Holder, as indicated by its signature below; provided, however, this Agreement shall not become binding on the Company unless the Exchange has been accepted by the Company, as indicated by its signature below.  If the Exchange is rejected, this Agreement and the Exchange shall be rendered void and of no further force or effect.  The Holder hereby agrees that, notwithstanding the execution by the Holder of this Agreement, the Holder will not be a stockholder of the Company with respect to any Exchange Units, and Exchange Units proposed to be acquired by the Holder shall not be transferred to the Holder, until the Exchange has been accepted, this Agreement has been signed by both parties, and the Closing has occurred.

Section 1.03Issuance Matters.

(a)	The Company agrees to issue the Exchange Common Shares at the Closing without any restrictions on transfer and without any restrictive legend.
(b)	The Company shall not issue fractional shares upon Exchange of the Exchange Notes.
(c)

If any fractional share would be issuable upon the Exchange, the Company shall issue to Holder the number of Exchange Units as would otherwise be issued pursuant to the Exchange rounded down to the next lowest whole number

Section 1.04Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth herein, in the event the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates (such persons, “Attribution Parties”)) beneficially owns or would beneficially own in excess of 9.99% of the shares of common stock of the Company, par value $0.001 (“Common Shares”) outstanding immediately after giving effect to the Exchange (“Beneficial Ownership Limitation”), the Holder shall be issued Exchange Preferred Shares for any Exchange Units issued hereunder in excess of the Beneficial Ownership Limitation.

Section 1.05Exercise and Voting Limitation.

(a)

Notwithstanding anything to the contrary set forth herein, the Company shall not issue, and the Holder shall not have the right to receive, any Common Shares issuable upon conversion of the Exchange Preferred Shares (such Common Shares, “Conversion Shares”) or of any other shares of convertible preferred stock of the Company (together with the Exchange Preferred Shares, the “Preferred Shares”), whether such Preferred Shares were issued pursuant to this Agreement or any other agreement with the Company, if, following the issuance of such Conversion Shares, the Holder would in the aggregate hold in excess of 19.99% of the issued and outstanding Common Shares of the Company, calculated on a post-issuance basis (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of NASDAQ Stock Market (“NASDAQ”) to issue Common Shares in excess of the Exchange Cap.

(b)

Notwithstanding anything to the contrary set forth herein, the Holder agrees that it will not vote any Preferred Shares on an as-converted basis to the extent voting on an as-converted basis would result in the Holder having the right to vote in excess of 9.99% of the total number of Common Shares entitled to vote on any matter submitted for a vote by the holders of Common Shares.

ARTICLE II

Representations, Warranties and Covenants of the Holder

The Holder represents and warrants to, and agrees with, the Company as set forth below in this Article II, as of the date hereof, each of which is being relied upon by the Company, as the case may be, as a material inducement to enter into and perform this Agreement:

Section 2.01Existence and Power.

(a)

The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, as applicable, and has all requisite entity power and authority to carry out the transactions contemplated hereby in accordance with the terms hereof.

(b)

The execution, delivery and performance by the Holder of this Agreement has been duly authorized by all requisite entity action, as applicable. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby by the Holder will contravene any formation documents of the Holder, as applicable, or will constitute a violation of or a default under, or conflict with or require a consent under, any contract, commitment, agreement, understanding, arrangement, restriction, law, statute, rule, regulation, judgment, order, injunction, suit, action or proceeding of any kind to which the Holder is a party or by which the Holder or any of its assets are bound.

Section 2.02Valid and Enforceable Agreement; Authorization. The execution, delivery and performance by the Holder of this Agreement has been duly authorized by all requisite entity action, as applicable. This Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity.

Section 2.03Title to Exchange Notes. The Holder is the sole beneficial owner of and has good and valid title to the Exchange Notes, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto. The Holder has not, in whole or in part, (a) assigned, transferred, hypothecated, pledged or otherwise disposed of the Exchange Notes or its rights in the Exchange Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Exchange Notes.

Section 2.04Reliance on Exemptions. The Holder acknowledges that the Exchange Units are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Exchange Shares. The Holder acknowledges that the Exchange Units shall be issued to the Holder solely in exchange for the Exchange Notes without the payment of any additional consideration. As of the date hereof and as of the Closing Date, the Holder has not and will not pay any commission or other remuneration, directly or indirectly, to any broker or other intermediary, in connection with the Exchange.

ARTICLE III

Representations, Warranties and Covenants of the Company

The Company represents and warrants to, and agrees with, the Holder as set forth below in this Article III, as of the date hereof, each of which is being relied upon by the Holder, as the case may be, as a material inducement to enter into and perform this Agreement:

Section 3.01Existence and Power.

(a)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power, authority and capacity to execute and deliver this Agreement, to perform the Company’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b)

Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby by the Company will contravene the certificate of incorporation or the bylaws of the Company or will constitute a violation of or a default under, or conflict with or require a consent under, any contract, commitment, agreement, understanding, arrangement, restriction, law, statute, rule, regulation, judgment, order, injunction, suit, action or proceeding of any kind to which the Company is a party or by which the Company or any of its assets are bound.

Section 3.02Valid and Enforceable Agreement; Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity.

Section 3.03Capitalization. The entire authorized capital stock of the Company is a substantially set forth in the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 21, 2018.

Section 3.04Disclosure. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3.05Listing. The Company is currently listed on NASDAQ.

Section 3.06Section 3(a)(9) Compliance. The Company acknowledges that the Exchange Units are being offered and exchanged in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act. As of the date hereof and as of the Closing Date, the Company has not and will not pay any commission or other remuneration, directly or indirectly, to any broker or other intermediary, in connection with the Exchange.

ARTICLE IV

Miscellaneous Provisions

Section 4.01Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

Section 4.02Disclosure of Transaction and Other Material Information. The Company may publicly disclose all the material terms of the transactions contemplated by this Agreement.

Section 4.03Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.04Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder.

Section 4.05Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.06Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law.

Section 4.07Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to its conflicts of laws provisions. Each of the Parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Florida, City of Miami, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each Party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER. The Parties hereto agree and acknowledge that each Party has retained counsel in connection with the negotiation and preparation of this Agreement, and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of the foregoing agreements or any amendment, schedule or exhibits thereto.

Section 4.08Survival. The representations, warranties and covenants of the Company and the Holder contained in Articles II, III and IV shall survive the survive cancellation of the Exchange Notes and issuance of the Exchange Shares, until the expiration of the applicable statute of limitations.

Section 4.09No Third-Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.10Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 4.11Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile or other electronic transmission (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Cool Holdings, Inc.

4435 Eastgate Mall, Suite 320

San Diego, CA 92121

Telephone: (858) 373-1675

Email: vern.loforti@infosonics.com

Attention: Vernon A. LoForti

with a copy (for informational purposes only) to:

Perkins Coie LLP

1888 Century Park East, Suite 1700

Los Angeles, CA 90067-1721

Telephone: (310) 788-3268

Facsimile: (310) 788-3399

Email: dkatz@perkinscoie.com

Attention: David J. Katz

If to the Holder, to the address specified on the signature page hereto.

Any party hereto may change his or its address for notice by giving notice thereof in the manner herein above provided.

Section 4.12Interpretations. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

Section 4.13Further Assurances. The Holder and the Company each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

Section 4.14Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.15Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

COMPANY:

COOL HOLDINGS, INC.

By:
Name:	Vernon A. LoForti
Title:	Vice President

HOLDER:

Name:

By:
Name:
Title:

Address:

Holder’s Tax ID Number:

Signature Page to Exchange Agreement

Exhibit A

The Notes

A-1

Exhibit B

Holder Profile

Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange Agreement.

The Holder represents and warrants that it is the beneficial owner of __________ shares of the Company’s common stock (other than the Exchange Shares).  Please fill in the blank above.  If that number is zero, please indicate by writing “0”.

Exchange Rate per Exchange Share: $3.68

Exercise Price per Exchange Warrant: $3.56

(1)	Name of Holder (Please Print or Type)

Name of person exercising investment discretion for Holder (trustee or fiduciary, etc.)

(2)	Social Security Number/Tax I.D. Number: _____________________

(3)	Type of Holder - Please check one:
	Individual	Limited Liability Company
	Partnership	Individual Retirement Account
	Corporation	Foundation
	Trust	Employee Benefit Plan
	Tenants in Common	Endowment
	Joint Tenants	Other

(4)	Domicile (in the case of individuals) or jurisdiction in which organized:

(5)	Residence or principal place of business address:	Mailing address (if different):
	Name	Name

	Company	Company

	Street	Street

	City, State, Zip Code	City, State, Zip Code

Attn:		Attn:
Telephone number:		Telephone number:

Fax number:		Fax number:

Email:		Email:

B-1

IN WITNESS WHEREOF, the Holder has hereby executed this Holder Profile as of the effective date of the Exchange Agreement.

HOLDER:

Name:

By:
Name:
Title:

Exhibit B